Exhibit 13.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Hadera Paper Ltd. (the “Company”) for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Shaul Gliksberg, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2               The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  June 16, 2010                                                                                            /s/ Shaul Gliksberg
Shaul Gliksberg
Chief Financial and Business Development Officer